Exhibit 10.1

CUBESMART

CONTROLLED EQUITY OFFERINGSM

AMENDMENT NO. 2 TO
SALES AGREEMENT

September 16, 2011

CANTOR FITZGERALD & CO.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated April 3, 2009, as amended by Amendment No. 1 to the Sales Agreement, dated January 27, 2011 (as so amended, the “Sales Agreement”), among Cantor Fitzgerald & Co. (“CF&Co”), CubeSmart (formerly U-Store-It Trust), a Maryland real estate investment trust (the “Company”), and CubeSmart, L.P. (formerly U-Store-It, L.P.), a Delaware limited partnership (the “Operating Partnership”), pursuant to which the Company agreed to sell through CF&Co, as sales agent, up to 15,000,000 shares of the Company’s common shares of beneficial interest, par value $0.01 per share.  All capitalized terms used in this Amendment No. 2 to the Sales Agreement among CF&Co, the Company and the Operating Partnership (this “Amendment”) and not otherwise defined shall have the respective meanings assigned to them in the Sales Agreement.  CF&Co, the Company and the Operating Partnership agree as follows:

A.            Amendments to Sales Agreement.  The Sales Agreement is amended as follows:

1.              The first sentence of the first paragraph of Section 1 of the Sales Agreement is hereby deleted and replaced with the following:

“The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, up to 20,000,000 shares (the “Shares”) of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”).”

2.              In the first sentence of the second paragraph of Section 1 of the Sales Agreement, the reference to “File No. 333-156463” shall be replaced with “File No. 333-176885”.

3.              The fourth sentence of the second paragraph of Section 1 of the Sales Agreement is hereby deleted and replaced with the following:

“Except where the context otherwise requires, such registration statement, and any replacement registration statement filed in connection with the termination or expiration of such registration statement, and including (i) all documents filed as part thereof or incorporated by reference therein and (ii) any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430(B) or  462(b) of the Securities Act, is herein called the “Registration Statement.””

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4.              In Section 12 of the Sales Agreement, the reference to “DLA Piper LLP (US), 1251 Avenue of the Americas, New York, New York 10020, fax no. (212) 884-8466, Attention: Daniel I. Goldberg” shall be replaced with “Reed Smith LLP, 599 Lexington Avenue, New York, NY 10022, fax no. (212) 521-5450, Attention: Daniel I. Goldberg”.

5.              The first sentence of the Placement Notice attached as Schedule 1 to the Sales Agreement shall be amended to add “as amended on January 26, 2011 and September 16, 2011” immediately before “(the “Agreement”)” at the end thereof.

6.              Schedule 4 to the Sales Agreement shall be replaced in its entirety with the schedule set forth as Exhibit A hereto.

7.              The first sentence of the Officer Certificate attached as Exhibit 7(n) to the Sales Agreement is amended to add “as amended on January 26, 2011 and September 16, 2011” immediately before “(the “Sales Agreement”)” at the end thereof.

B.            Prospectus Supplement.  The Company agrees to file a 424(b) Prospectus Supplement reflecting this Amendment within 2 business days of the date hereof.

C.            No Other Amendments.  Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

D.            Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

[Remainder of page intentionally left blank.]

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If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and CF&Co, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 2 to Sales Agreement shall constitute a binding agreement among the Company, Operating Partnership and CF&Co.

Very truly yours,

CUBESMART

		By:	/s/ Timothy M. Martin
Name: Timothy M. Martin
Title: Chief Financial Officer

CUBESMART, L.P.
By: CubeSmart, its general partner

		By:	/s/ Timothy M. Martin
Name: Timothy M. Martin
Title: Chief Financial Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
Name: Jeffrey Lumby
Title: Senior Managing Director

[Signature Page to Amendment No. 2 to Sales Agreement]

EXHIBIT A

SCHEDULE 4

SCHEDULE OF SUBSIDIARIES

Subsidiary	Jurisdiction of Organization
CubeSmart, L.P.	Delaware
Acquiport/Amsdell III, LLC	Delaware
Acquiport/Amsdell IV, LLC	Delaware
Acquiport/Amsdell VI, LLC	Delaware
CS Venture I, LLC	Delaware
Lantana Property Owner’s Association, Inc.	Florida
U-Store-It Development LLC	Delaware
U-Store-It Mini Warehouse Co.	Ohio
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
USI II, LLC	Delaware
USI Overseas Development Holding L.P.	Delaware
USI Overseas Development LLC	Delaware
USIFB LP	London
USIFB LLP	London
YASKY LLC	Delaware
YSI I LLC	Delaware
YSI II LLC	Delaware
YSI III LLC	Delaware
YSI IV LLC	Delaware
YSI IX GP LLC	Delaware
YSI IX LP	Delaware
YSI IX LP LLC	Delaware
CubeSmart Management, LLC	Delaware
YSI V LLC	Delaware
YSI VI LLC	Delaware
YSI VII GP LLC	Delaware
YSI VII LP	Delaware
YSI VII LP LLC	Delaware
YSI VIII GP LLC	Delaware
YSI VIII LP	Delaware
YSI VIII LP LLC	Delaware
YSI X GP LLC	Delaware
YSI X LP	Delaware
YSI X LP LLC	Delaware
YSI XI GP LLC	Delaware
YSI XI LP	Delaware
YSI XI LP LLC	Delaware
YSI XII GP LLC	Delaware
YSI XII LP	Delaware
YSI XII LP LLC	Delaware
YSI XIII GP LLC	Delaware
YSI XIII LP	Delaware
YSI XIII LP LLC	Delaware
YSI XIV GP LLC	Delaware

Subsidiary	Jurisdiction of Organization
YSI XIV LP	Delaware
YSI XIV LP LLC	Delaware
YSI XV LLC	Delaware
YSI XVI LLC	Delaware
YSI XVII GP LLC	Delaware
YSI XVII LP	Delaware
YSI XVII LP LLC	Delaware
YSI XX GP LLC	Delaware
YSI XX LP	Delaware
YSI XX LP LLC	Delaware
YSI XXI LLC	Delaware
YSI XXII LLC	Delaware
YSI XXIII LLC	Delaware
YSI XXIV GP LLC	Delaware
YSI XXIV LP LLC	Delaware
YSI XXIX GP LLC	Delaware
YSI XXIX LP	Delaware
YSI XXIX LP LLC	Delaware
YSI XXV GP LLC	Delaware
YSI XXV LP	Delaware
YSI XXV LP LLC	Delaware
YSI XXVI GP LLC	Delaware
YSI XXVI LP	Delaware
YSI XXVI LP LLC	Delaware
YSI XXVII GP LLC	Delaware
YSI XXVII LP	Delaware
YSI XXVII LP LLC	Delaware
YSI XXVIII GP LLC	Delaware
YSI XXVIII LP	Delaware
YSI XXVIII LP LLC	Delaware
YSI XXX LLC	Delaware
YSI XXXI LLC	Delaware
YSI XXXII LLC	Delaware
YSI XXXIII LLC	Delaware
YSI XXXIIIA LLC	Delaware
YSI XXXIV LLC	Delaware
YSI XXXV LLC	Delaware
YSI XXXVII LLC	Delaware
YSI XXXVIII LLC	Delaware
YSI XXXIX LLC	Delaware
YSI XXXX LLC	Delaware
YSI XXXXI LLC	Delaware
YSI XXXXII LLC	Delaware
YSI XXXXIII LLC	Delaware
YSI XXXXIV LLC	Delaware
YSI XXXXV LLC	Delaware
YSI XXXXVI LLC	Delaware

Subsidiary	Jurisdiction of Organization
YSI XXXXVII LLC	Delaware
YSI XXXXVIII LLC	Delaware
YSI XLIX LLC	Delaware
YSI L LLC	Delaware
YSI Venture LP LLC	Delaware
YSI Venture GP LLC	Delaware
YSI-HART Limited Partnership	Delaware
YSI HART TRS, Inc.	Delaware
CubeSmart Asset Management, LLC	Delaware
Property Guard, LLC	Delaware
YSI Burke Lake, LLC	Delaware